UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TEPPCO Partners, L.P.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

1100 Louisiana Street, 16th Floor
Houston, Texas 77002
September 28, 2009
Dear TEPPCO Unitholder:
You should have received proxy materials which outline the proposed merger of TEPPCO Partners, L.P. with an affiliate of Enterprise Products Partners L.P., soliciting your vote in connection with the special meeting of our unitholders to be held on Friday, October 23, 2009. According to our latest records, your proxy vote for this meeting has not been received.
We need your support.
There are three ways to vote as noted below:
VOTE BY TELEPHONE
1.	Read the TEPPCO Partners Proxy Statement and enclosed voting instruction form.

2.	Call the toll-free number located on the top left corner of your voting instruction form.

3.	Please have your voting instruction form in hand and follow the simple instructions.
VOTE BY INTERNET
1.	Read the TEPPCO Partners Proxy Statement and enclosed voting instruction form.

2.	Go to the website www.proxyvote.com.

3.	Please have your voting instruction form in hand and follow the simple instructions.
VOTE BY MAIL
1.	Read the TEPPCO Partners Proxy Statement and enclosed voting instruction form.

2.	Sign, date and promptly mail the enclosed proxy in the postage-paid envelope provided.

3.	Please have your voting instruction form in hand and follow the simple instructions.
We urge you to act today, regardless of the number of units you own. Failure to vote will have the same effect as a vote against this important initiative. The deadline for voting by telephone or through the Internet is 11:59 p.m. Eastern Daylight Time on Thursday, October 22, 2009, the night before the special meeting. If you have any questions or need assistance with voting your units, please call our proxy solicitor, Georgeson Inc., toll-free at (888) 264-7035 or TEPPCO’s Investor Relations department toll-free at (800) 659-0059.
Once again, thank you for your continued support.
Best Regards,
/s/ Jerry E. Thompson

Jerry E. Thompson
President and Chief Executive Officer

Investor Notice
In connection with the proposed merger, Enterprise has filed a registration statement on Form S-4 (Registration No. 333-161185), which includes a prospectus of Enterprise and a proxy statement of TEPPCO and other materials, with the Securities and Exchange Commission (“SEC”) and such registration statement has been declared effective by the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS FILED WITH THE SEC AND ANY OTHER MATERIALS FILED OR TO BE FILED WITH THE SEC REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT ENTERPRISE, TEPPCO AND THE PROPOSED MERGER. The definitive proxy statement/prospectus seeking approval of the proposed merger from TEPPCO security holders was sent to such security holders on or about September 15, 2009. Investors, security holders and the public may obtain a free copy of the definitive proxy statement/prospectus and other documents containing information about Enterprise and TEPPCO, without charge, at the SEC’s website at www.sec.gov. Copies of the registration statement and the definitive proxy statement/prospectus and the SEC filings that will be incorporated by reference in the definitive proxy statement/prospectus may also be obtained for free by directing a request to: (i) Investor Relations: Enterprise Products Partners L.P., (866) 230-0745, or (ii) Investor Relations, TEPPCO Partners, L.P., (800) 659-0059.
TEPPCO, its general partner and the directors and management of such general partner may be deemed to be “participants” in the solicitation of proxies from TEPPCO’s security holders in respect of the proposed merger. INFORMATION ABOUT THESE PERSONS AND THE INTERESTS OF SUCH PERSONS IN THE SOLICITATION OF PROXIES IN RESPECT OF THE PROPOSED MERGER CAN BE FOUND IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, TEPPCO’S 2008 ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT STATEMENTS OF CHANGES IN BENEFICIAL OWNERSHIP ON FILE WITH THE SEC.

1100 Louisiana Street, 16 th Floor
Houston, Texas 77002
September 28, 2009
Dear TEPPCO Unitholder:
You should have received proxy materials which outline the proposed merger of TEPPCO Partners, L.P. with an affiliate of Enterprise Products Partners L.P., soliciting your vote in connection with the special meeting of our unitholders to be held on Friday, October 23, 2009. According to our latest records, your proxy vote for this meeting has not been received.
We need your support.
There are three ways to vote as noted below:
     VOTE BY TELEPHONE
1.	Read the TEPPCO Partners Proxy Statement and enclosed voting instruction form.

2.	Call the toll-free number located on the top right corner of your voting instruction form.

3.	Please have your voting instruction form in hand and follow the simple instructions.
     VOTE BY INTERNET
1.	Read the TEPPCO Partners Proxy Statement and enclosed voting instruction form.

2.	Go to the website www.proxyvoting.com/tpp.

3.	Please have your voting instruction form in hand and follow the simple instructions.
     VOTE BY MAIL
1.	Read the TEPPCO Partners Proxy Statement and enclosed voting instruction form.

2.	Sign, date and promptly mail the enclosed proxy in the postage-paid envelope provided.

3.	Please have your voting instruction form in hand and follow the simple instructions.
We urge you to act today, regardless of the number of units you own. Failure to vote will have the same effect as a vote against this important initiative. The deadline for voting by telephone or through the Internet is 11:59 p.m. Eastern Daylight Time on Thursday, October 22, 2009, the night before the special meeting. If you have any questions or need assistance with voting your units, please call our proxy solicitor, Georgeson Inc., toll-free at (888) 264-7035 or TEPPCO’s Investor Relations department toll-free at (800) 659-0059.
Once again, thank you for your continued support.
Best Regards,
/s/ Jerry E. Thompson

Jerry E. Thompson
President and Chief Executive Officer

Investor Notice
In connection with the proposed merger, Enterprise has filed a registration statement on Form S-4 (Registration No. 333-161185), which includes a prospectus of Enterprise and a proxy statement of TEPPCO and other materials, with the Securities and Exchange Commission (“SEC”) and such registration statement has been declared effective by the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS FILED WITH THE SEC AND ANY OTHER MATERIALS FILED OR TO BE FILED WITH THE SEC REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT ENTERPRISE, TEPPCO AND THE PROPOSED MERGER. The definitive proxy statement/prospectus seeking approval of the proposed merger from TEPPCO security holders was sent to such security holders on or about September 15, 2009. Investors, security holders and the public may obtain a free copy of the definitive proxy statement/prospectus and other documents containing information about Enterprise and TEPPCO, without charge, at the SEC’s website at www.sec.gov. Copies of the registration statement and the definitive proxy statement/prospectus and the SEC filings that will be incorporated by reference in the definitive proxy statement/prospectus may also be obtained for free by directing a request to: (i) Investor Relations: Enterprise Products Partners L.P., (866) 230-0745, or (ii) Investor Relations, TEPPCO Partners, L.P., (800) 659-0059.
TEPPCO, its general partner and the directors and management of such general partner may be deemed to be “participants” in the solicitation of proxies from TEPPCO’s security holders in respect of the proposed merger. INFORMATION ABOUT THESE PERSONS AND THE INTERESTS OF SUCH PERSONS IN THE SOLICITATION OF PROXIES IN RESPECT OF THE PROPOSED MERGER CAN BE FOUND IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, TEPPCO’S 2008 ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT STATEMENTS OF CHANGES IN BENEFICIAL OWNERSHIP ON FILE WITH THE SEC.